UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) October 14, 2013

Carnival Corporation	Carnival plc

(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Republic of Panama	England and Wales

(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

1-9610	1-15136

(Commission File Number)	(Commission File Number)

59-1562976	98-0357772

I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428 United States of America	Carnival House 5 Gainsford Street London SE1 2NE United Kingdom

(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)

(305) 599-2600	011 44 20 7940 5381

(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

None	None

(Former name or former address, if changed since last report.)	(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensation Arrangement for Chief Executive Officer

On October 14, 2013 (the “Effective Date”), Carnival Corporation (the “Company”) and Carnival plc (together, with the Company, the “Companies”) entered into an employment agreement (the “Agreement”) with Arnold W. Donald, President and Chief Executive Officer of the Companies.

This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Agreement.

Term. The Agreement provides a term of three years commencing on the Effective Date (the “Term”).

Base Salary. Mr. Donald shall receive an initial base salary (the “Base Salary”) of $1,000,000 per year subject to increase or decrease by the Boards of Directors of the Companies on the Companies’ standard salary review cycles beginning in 2014.

Annual Incentives. Mr. Donald shall participate in the Carnival Corporation & plc Management Incentive Plan for the CEO, COO and CFO or its successor plan (the “Management Incentive Plan”) as follows:

•	For the 2013 Plan Year, Mr. Donald shall receive a fixed bonus under the Management Incentive Plan equal to $1,125,000.

•	For the 2014 Plan Year, Mr. Donald shall be eligible to receive incentive payments under the Management Incentive Plan consistent with the general practice of compensating other senior executives, with 2014 target and maximum bonus amounts of $2,650,000 and $5,300,000, respectively.

•	For the 2015 Plan Year and subsequent Plan Years, Mr. Donald shall be eligible to receive incentive payments under the Management Incentive Plan consistent with the general practice of compensating other senior executives.

Special Restricted Stock Unit Award. On the Effective Date, pursuant to the Carnival Corporation 2011 Stock Plan (the “2011 Stock Plan”), Mr. Donald shall receive a one-time award of performance-based restricted stock units with a target value of $3,000,000. The actual number of restricted stock units that may vest may range from zero to five times the target share amount based on the extent to which the compound annual growth rate of Carnival Corporation and plc’s total shareholder return over a three year performance cycle exceeds specified performance goals.

Long-term Incentives. During the Term, pursuant to the 2011 Stock Plan or its successor plan, Mr. Donald shall receive an annual share award with a fair market value of $3,500,000 to be comprised as follows: (i) performance-based restricted stock units with a fair market value of $1,400,000, based on the closing price of a share of Company stock on the date of grant; and (ii) a time-based share award with a fair market value of $2,100,000, based on the closing price of a share of Company common stock on the date of grant. The terms applicable to annual share award grants and performance targets under the 2011 Stock Plan shall be consistent with those grants, mix of grant types, and performance targets applicable to other executive officers of the Company.

Additional benefits. During the Term, Mr. Donald shall participate in all employee benefit plans, practices and programs maintained by the Company and made available to employees generally, and executive benefit or incentive compensation plans maintained by the Company for senior executives. In addition, Mr. Donald shall be entitled to receive all fringe benefits and perquisites generally made available by the Company to senior executives.

Relocation Benefits. Pursuant to the Company’s relocation policy, the Company will pay Mr. Donald $350,000 to cover all relocation and temporary living expenses incurred by Mr. Donald.

Compensation Upon Termination. Upon termination of Mr. Donald’s employment during the Term, Mr. Donald shall be entitled to the following:

•	If Mr. Donald’s employment is terminated by the Companies for Cause (as defined in the Agreement) or by Mr. Donald (other than for Good Reason (as defined in the Agreement)), the Companies shall pay Mr. Donald all amounts earned or accrued through the Termination Date (as defined in the Agreement) but not paid as of the Termination Date (“Accrued Compensation”).

•	If Mr. Donald’s employment with the Companies is terminated by reason of his death or Disability, then, in addition to Accrued Compensation, the Companies shall provide Mr. Donald with benefits or payments under any applicable disability or life insurance benefit plans, programs or arrangements maintained by the Companies, which benefits shall be provided and amounts shall be payable in accordance with the terms and conditions of such employee benefit plans, programs or arrangements. The Executive shall also be deemed to have vested on the date of termination in a number of restricted stock units as calculated under the Agreement.

•	If Mr. Donald’s employment by the Companies shall be terminated by the Companies other than for Cause, death or Disability, or by Mr. Donald for Good Reason, then Mr. Donald shall be entitled to (i) all Accrued Compensation; (ii) severance pay as calculated under the Agreement; and (iii) continued medical and dental coverage for up to 18 months. The Executive shall also be deemed to have vested on the date of termination in a number of restricted stock units as calculated under the Agreement.

•	In the event of a Change in Control (as defined in the Agreement), Mr. Donald’s right to restricted stock units under the special one-time award, calculated as of the Change in Control date, shall be determined under the terms of the Agreement.

In the event any benefit payments to which Mr. Donald is entitled to upon a Change in Control are subject to an excise tax under Section 4999 of the Internal Revenue Code of 1986, the Companies shall not reimburse Mr. Donald for any such taxes; instead, such benefits shall be either paid to Mr. Donald or reduced to avoid such excise taxes.

No director compensation. Effective July 3, 2013, Mr. Donald ceased receiving compensation for his services as a director.

Restrictive Covenants. For one year following Mr. Donald’s termination of employment with the Companies for any reason, the Agreement prohibits Mr. Donald from (i) working for a Competing Business (as defined in the Agreement), (ii) soliciting certain employees of the Companies, and (iii) interfering with the relationships between the Companies and certain employees of the Companies’ customers or suppliers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARNIVAL CORPORATION		CARNIVAL plc

By:	/s/ Arnaldo Perez	By:	/s/ Arnaldo Perez
Name: Title:	Arnaldo Perez Senior Vice President, General Counsel & Secretary	Name: Title:	Arnaldo Perez Senior Vice President, General Counsel & Company Secretary

Date:	October 18, 2013	Date:	October 18, 2013